Investment properties	12 Months Ended
Jun. 30, 2018
Disclosure of detailed information about investment property [abstract]
Investment properties
9. Investment properties

The Group's investment properties are measured at fair value. The following table shows the Group’s hierarchy of fair values per investment property category and the changes in the investment property’s balances for the fiscal years ended June 30, 2018 and 2017:

	Shopping malls	Office and other rental properties	Undeveloped parcels of land	Properties under development	Others (*)	Total

Fair value hierarchy	3	2	2	2	3
Fair value as of 06.30.16	26,425,132	4,446,294	1,355,500	7,170	-	32,234,096
Additions	100,002	466,332	5,539	107,194	-	679,067
Capitalization of financial costs (Note 27)	-	-	-	2,310	-	2,310
Capitalized lease costs	1,397	3,349	-	20,052	-	24,798
Depreciation of capitalized lease costs (i)	(636)	(1,366)	-	-	-	(2,002)
Transfers	-	(80,160)	(330,366)	410,526	-	-
Transfer to trading properties (Note 11)	(13,617)	-	-	-	-	(13,617)
Disposals	-	(141,183)	-	-	-	(141,183)
Net gain from fair value adjustment on investment properties (ii)	2,048,501	905,487	128,022	51,403	-	3,133,413
Fair value as of 06.30.17	28,560,779	5,598,753	1,158,695	598,655	-	35,916,882
Additions	106,901	504	256,505	982,760	-	1,346,670
Incorporation as result of business combination (Note 15)	-	-	-	-	106,795	106,795
Capitalization of financial costs (Note 27)	-	-	-	14,385	-	14,385
Capitalized lease costs	12,930	3,940	-	1,290	-	18,160
Depreciation of capitalized lease costs (i)	(1,961)	(2,479)	-	-	-	(4,440)
Transfers	343	-	-	(343)	-	-
Transfer to property plant and equipment (Note10)	-	(3,026)	-	-	-	(3,026)
Disposals	(1,250)	(29,482)	-	-	-	(30,732)
Net gain from fair value adjustment on investment properties(iiI)	11,200,624	4,060,764	979,377	403,772	45,580	16,690,117
Fair value as of 06.30.18	39,878,366	9,628,974	2,394,577	2,000,519	152,375	54,054,811

(i)    As of June 30, 2018 and 2017 depreciation charges were included in “Costs” in the amount of Ps 4,440 and Ps. 2,002, respectively, in the statement of comprehensive income (Note 25)

(ii)   For fiscal year 2017 the increase in the value of our investment properties as measured in Pesos was primarily due to: (i) a 16 basis points decrease in the discount rate applied in calculating the discounted cash flows appraisal method to appraise our shopping mall properties that resulted in increases in value, mainly as a result of macroeconomic improvements that led to a decrease in the cost of capital; and (ii) the Peso depreciated by approximately 11% against the U.S. dollar. The value of our offices properties is booked in U.S. dollars per accepted practice in the Argentine real estate. The appraised values of our shopping mall properties increased 8.1% during fiscal 2017 largely due to a decreased in our capital cost. The appraised value of our office buildings increased 40.3% in fiscal 2017 largely as a result of the impact of the depreciation of the Peso and higher rental rates during the period.

(iii)   For fiscal year 2018 the net impact in the peso values of the Company’s properties was primarily a consequence of the change in the macroeconomic conditions: (i) depreciation of Argentine peso of 73% against the U.S. dollar; (ii) an increase in the projected inflation rate, with the resulting increase in the cash flow of revenues of shopping malls; (iii) an increase of 44 basis points in the discount rate; and (iv) an additional effect due to in the income tax rate used in the methodology applied to value discounted cash flows; such amendment was set forth by the fiscal reform recently approved (See note 20). The values of our shopping mall properties increased 40.4% during the fiscal year ended June 30, 2018, largely due to the change in the applicable income tax rate and the impact of the depreciation of the peso, partially offset by an increase in the discount rate. The value of our office buildings increased 85.7% during the fiscal year ended June 30, 2018 largely as a result of the impact of the depreciation of the peso and higher rental rates for our properties.

(*)        Corresponds to the DirectTV Arena Stadium.

Valuation processes

The Group's investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group's finance department includes a team that reviews the appraisals performed by the independent appraisers for financial reporting purposes (the "review team"). At each financial year end, the review team: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraiser; ii) assesses property valuation movements compared to the valuation report; and iii) holds discussions with the independent appraiser.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the appraisal discussions between the review team and the independent appraiser. The Board of Directors ultimately approves the fair value calculations for recording into the Financial Statements.

Valuation techniques used for the estimation of fair value of the investment property:

For shopping malls, the valuation was determined using the discounted cash flow (“DCF”) projections based on significant unobservable assumptions. Within these assumptions the following are the key ones:

·	Future rental cash inflows based on the location, type and quality of the properties and supported by the terms of any existing lease, and considering the estimations of the Gross National Income (GNI) and the estimated inflation rated given by external advisors.

·	It was considered that all Shopping malls will grow with the same elasticity in relation to the evolution of the GNI and projected Inflation.

·	Cash flows from future investments, expansions, or improvements in shopping malls were not considered.

·	Estimated vacancy rates taking into account current and future market conditions once the current leases expired.

·	Given the inflationary context, the volatility of certain macroeconomic variables, it is not possible have a relevant interest long-term rate in pesos to discount the projected cash flows for the shopping centers. As result, we proceeded to dollarize the projected cash flows through the future ARS / USD exchange rate curve provided by an external consultant and discounted them with a long-term rate in dollar, the capital cost rate weighted average ("WACC").

·	The projected cash flows were discounted using the Company's weighted average cost of capital (WACC) as the discount rate for each valuation date.

·	Terminal value: it was determined on the basis of the growth rate ar the discount rate.

·	Cash flows for the concessions were projected until the due date of the concession determinate in the current agreements.

·	The projected cash flows in dollars were discounted with the WACC rate for each valuation date.

For offices and, other properties for lease and undeveloped land, the valuation was determined using market comparables. These values are adjusted for differences in key attributes such as location, size of the property and quality of the interior design. The most significant contribution to this comparable market approach is the price per square meter.

It can sometimes be difficult to reliably determine the fair value of the property under development. In order to assess whether the fair value of the property under development can be determined reliably, management considers the following factors, among others:

•       The provisions of the construction contract.

•       The stage of completion.

•       Whether the project/property is standard (typical for the market) or non-standard.

•       The level of reliability of cash inflows after completion.

•       The development risk specific to the property.

•       Past experience with similar constructions.

•       Status of construction permits.

There were no changes to the valuation techniques during the fiscal years 2018 and 2017.

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

June 30, 2018

Property type	Valuation technique	Discount rate	Growth rate
Shopping Malls	Discounted cash flow	9.79%	3%

For the next 5 years the Group considered an average exchange rate Ps./USD with increasing trend that begins at Ps. 19.51 (corresponding to the year ended June 30, 2018) and ends at Ps. 49.05. Over the long term, the model assumes a nominal depreciation rate of the peso of 5.6%, estimated based on the projected inflation rates of Argentina and US. The inflation considered shows a decreasing trend, beginning at 25% (corresponding to the year ended June 30, 2018) and leveling off at around 8% in 10 years. The premises were determinated of the closing date of the fiscal year.

June 30, 2017

Property type	Valuation technique	Discount rate	Growth rate
Shopping Malls	Discounted cash flow	9.35%	3%

For the next 5 years the Group considered an average exchange rate Ps./USD with increasing trend that begins at Ps. 15.45 (corresponding to the year ended June 30, 2017) and ends at Ps. 27.66. Over the long term, the model assumes a nominal depreciation rate of the peso of 5.5%, estimated based on the projected inflation rates of Argentina and US. The inflation considered shows a decreasing trend, beginning at 31% (corresponding to the year ended June 30, 2017) and leveling off at around 8% in 10 years.

Sensitivity of unobservable assumptions - Shopping malls (in millions of pesos):

	Discount rate + 1%	Discount rate -1%	Growth rate + 1%	Growth rate - 1%	Inflation + 10% (1)	Inflation - 10% (2)	Devaluation rate + 10% (3)	Devaluation rate - 10% (4)
2018	(5,046)	6,796	3,104	(2,307)	4,035	(3,643)	(3,575)	4,369
2017	(3,948)	5,445	2,464	(1,794)	2,684	(2,425)	(2,565)	3,135

(1) assume a 10% higher inflation rate for each period vis-a-vis projected rates.

(2) assume a 10% lower inflation rate for each period vis-a-vis projected rates.

(3) assume a 10% higher exchange rate for each period vis-a-vis projected rates.

(4) assume a 10% lower exchange rate for each period vis-a-vis projected rates.

The following amounts have been recognized in the statements of comprehensive income:

	06.30.18	06.30.17	06.30.16
Revenues from rental and services (Note 24)	4,128,454	3,409,292	2,672,701
Expenses and collective promotion fund (Note 24)	1,717,000	1,488,187	1,183,627
Rental and services costs (Note 25)	(2,120,715)	(1,874,392)	(1,454,409)
Net unrealized gain from fair value adjustment on investment properties	16,669,347	3,068,248	16,919,859
Net realized gain from fair value adjustment on investment properties	20,770	65,165	172,544

Certain of the Group’s investment properties have been mortgaged or otherwise restricted to secure some of the Group’s borrowings and other liabilities. The net book value of those properties as of June 30, 2018 and 2017 is as follows:

	06.30.18	06.30.17
Córdoba Shopping (i)	1,112,547	759,103
Total	1,112,547	759,103

(i)	A portion of the Córdoba Shopping mall property is encumbered with an antichresis right as collateral for an advance rent received from NAI International II Inc. amounting to Ps. 9.6 million and Ps. 12.2 million, as of June 30, 2018 and 2017, respectively, (included in “Trade and other payables” in the statement of financial position).